UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 Or 15(d) Of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 19, 2023

POLISHED.COM INC.

(Exact name of registrant as specified in its charter)

Delaware	001-39418	83-3713938
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1870 Bath Avenue, Brooklyn, NY 11214

(Address of principal executive offices)  (Zip Code)

Registrant’s telephone number, including area code: (800) 299-9470

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	POL	NYSE American LLC
Warrants to Purchase Common Stock	POL WS	NYSE American LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On January 19, 2023, Polished.com Inc. (the “Company”) held its annual meeting of stockholders via live audio webcast (the “Annual Meeting”). At the Annual Meeting, the Company’s stockholders voted on two proposals, which are described in more detail in the Company’s definitive proxy statement filed with the Securities and Exchange Commission on December 19, 2022 (the “Proxy Statement”). At the beginning of the Annual Meeting, there were 67,883,900 shares of common stock present or represented by proxy at the Annual Meeting, which represented 64.51% of the shares of common stock entitled to vote at the Annual Meeting, and which constituted a quorum for the transaction of business. Holders of the Company’s common stock were entitled to one vote for each share held as of the close of business on December 12, 2022.

The stockholders of the Company voted on the following proposals at the Annual Meeting:

1.	To elect the nine (9) nominees identified in the Proxy Statement to serve as directors on the Board of Directors for the ensuing year.

2.	To approve an amendment of the Company’s amended and restated certificate of incorporation to increase the number of shares of common stock that it is authorized to issue from 200,000,000 shares to 250,000,000 shares.

The Company’s inspector of elections certified the following vote tabulations:

Proposal 1: Election of Directors

Nominee	For	Withheld	Broker Non-Votes
Ellery W. Roberts	34,571,950	9,240,660	24,071,290
Ellette A. Anderson	32,452,143	11,360,467	24,071,290
Clark R. Crosnoe	33,633,027	10,179,583	24,071,290
Glyn C. Milburn	34,035,509	9,777,101	24,071,290
G. Alan Shaw	36,458,111	7,354,499	24,071,290
Alan P. Shor	32,551,490	11,261,120	24,071,290
Edward J. Tobin	34,876,136	8,936,474	24,071,290
James M. Schneider	35,991,866	7,820,744	24,071,290
Houman Akhavan	41,249,243	2,563,367	24,071,290

Each of the nine nominees for director was elected to serve until the next annual meeting of stockholders and until his or her successor has been elected and qualified, or until his or her earlier resignation or removal.

Proposal 2: Charter Amendment

The information set forth in Item 8.01 of this Current Report is incorporated into this Item 5.07 by reference.

Item 8.01 Other Events.

With respect to Proposal 2, regarding an amendment to the Company’s amended and restated certificate of incorporation to increase the number of shares of common stock that it is authorized to issue from 200,000,000 shares to 250,000,000 shares, the Annual Meeting was adjourned to February 2, 2023, at 11:00 a.m. Eastern Time. The adjourned Annual Meeting will be held via live webcast, at https://web.lumiagm.com/295686073. The purpose of the adjournment is to allow additional time for the Company’s stockholders to vote on Proposal 2.

On January 19, 2023, the Company issued a press release announcing that the Annual Meeting has been adjourned to February 2, 2023, at 11:00 a.m. Eastern Time, with respect to Proposal 2. A copy of the press release is included herewith as Exhibit 99.1, which is incorporated by reference into this Item 8.01.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description
99.1	Press Release dated January 19, 2023, issued by Polished.com Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

POLISHED.COM INC.

By:	/s/ J.E. “Rick” Bunka
Name:	J.E. “Rick” Bunka
Title:	Interim Chief Executive Officer

Dated:    January 19, 2023

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